UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2014

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA	000-53908	58-1211925
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code              (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.                                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.                                        Other Events.

On June 9, 2014, we entered into an Underwriting Agreement with Goldman Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, with respect to our issuance and sale of an aggregate principal amount of $250,000,000 of 4.55% First Mortgage Bonds, Series 2014 A under our Registration Statement on Form S-3 (File No. 333-192954) and related prospectus supplement and prospectus filed with the SEC. The first mortgage bonds are being issued  pursuant to an Indenture dated March 1, 1997 between us, formerly known as Oglethorpe Power Corporation (An Electric Generation & Transmission Corporation), and U.S. Bank National Association, as trustee, successor to SunTrust Bank, Atlanta, as trustee, as supplemented by the Sixty-Eighth Supplemental Indenture dated as of June 1, 2014 between us and the trustee.

The above-referenced underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.  The above-referenced indenture and supplemental indenture (including the form of the first mortgage bonds) are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.  In connection with the issuance of the first mortgage bonds, Sutherland Asbill & Brennan LLP is providing the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Exhibit 9.01                           Financial Statements and Exhibits

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 9, 2014, by and between Oglethorpe Power Corporation (An Electric Membership Corporation) and Goldman Sachs & Co. and Wells Fargo Securities, LLC, on behalf of themselves and the other underwriters named therein.

4.1	Indenture, dated as of March 1, 1997, made by Oglethorpe to SunTrust Bank, Atlanta, as trustee. (Filed as Exhibit 4.8.1 to our Form 10-K for the fiscal year ended December 31, 1996, File No. 33-7591.)

4.2

Sixty-Eighth Supplemental Indenture, dated as of June 1, 2014, made by Oglethorpe to U.S. Bank National Association, as trustee, relating to the first mortgage bonds, including the form of first mortgage bond attached as Exhibit B thereto.

5.1	Opinion of Sutherland Asbill & Brennan LLP, with respect to the validity of the first mortgage bonds.

23.1	Consent of Sutherland Asbill & Brennan LLP (included on Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	June 10, 2014	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer